Principal Exchange-Traded Funds
Supplement dated March 18, 2024
to the Statement of Additional Information dated November 1, 2023
(as previously supplemented)
This supplement updates information currently in the Statement of Additional Information (“SAI”). Please retain this supplement for future reference.
On March 13, 2024, the Board of Trustees (the “Board”) of Principal Exchange-Traded Funds (the “Trust”) elected Thomas A. Swank as an Independent Board Member effective immediately. Additionally on that date, Patrick G. Halter retired from the Board. As such, the changes set forth below are being made to the Trust’s SAI.

LEADERSHIP STRUCTURE AND BOARD
Delete all references to Patrick G. Halter.
In the Committee table, delete the members of the Executive Committee and Operations Committee and replace with the following:

Committee and Independent Board Members
Executive Committee Kamal Bhatia, Chair Craig Damos Kenneth A. McCullum
Operations Committee Padelford L. Lattimer, Chair Katharin S. Dyer Karen McMillan Thomas A. Swank
Under Independent Board Members, add the following in alphabetical order:
Thomas A. Swank. Mr. Swank has served as an Independent Board Member of the Fund Complex since March 2024. From 2015 to 2023, Mr. Swank served as the Chief Executive Officer and President of Wellabe, formerly American Enterprise Group, Inc. He has served as the Chairman of Board for Wellabe since 2023 and as a Director since 2015. Mr. Swank has also served as a Director on the Director Forum 500 - American Council of Life Insurers since 2015. Through his education, employment experience, and experience as a board member, Mr. Swank is experienced with financial, accounting, regulatory, and investment matters.
Under Additional Information Regarding Board Members and Officers, in the INDEPENDENT BOARD MEMBERS table, add the following alphabetically:

INDEPENDENT BOARD MEMBERS
Name, Address, and Year of Birth	Board Positions Held with Fund Complex	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held During Past 5 Years
Thomas A. Swank 711 High Street Des Moines, IA 50392 1960	Director, PFI and PVC (since 2024) Trustee, PRA and PETF (since 2024)	Chief Executive Officer and President, Wellabe (formerly, American Enterprise Group, Inc.) (life and health insurance) from 2015 - 2023	126	Wellabe (formerly, American Enterprise Group, Inc.) 2015 - present

In the Board Member Ownership of Securities section, add the following column alphabetically and footnote to the Independent Board Members table:

Independent Board Members
Funds in this SAI	Swank(2)
Principal U.S. Mega-Cap ETF	A
Total Fund Complex	A
(2)Appointment effective March 13, 2024.
In the Board Member and Officer Compensation section, add the following row alphabetically and footnote to the table:

Board Member	Funds in this SAI	Fund Complex
Thomas A. Swank(2)	$0	$0
(2)Mr. Swank was elected to the Board effective March 13, 2024 and therefore did not receive compensation from the Fund or the Fund Complex for the fiscal year ended June 30, 2023.
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